                                                                      EXHIBIT 17


      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

--------------------------    ----------------------     -----------------------
     VOTE BY TELEPHONE           VOTE BY INTERNET             VOTE BY MAIL
--------------------------    ----------------------     -----------------------

     TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

--------------------------------------------    ---------------------------------------    ----------------------------------------
              VOTING BY TELEPHONE                           VOTING BY INTERNET                           VOTING BY MAIL
  Have your proxy card available.  Call the       Have your proxy card available.  Log       Please mark, sign and date your proxy
  TOLL-FREE NUMBER 1-800-XXX-XXXX using a         on to http://www.aiminvestments.com        card and return it in the POSTAGE-PAID
  touch-tone telephone.  You will be              and select Proxy Voting to access          ENVELOPE provided or return it to:
  prompted to enter your Control Number as        your Fund.  Follow the simple screen       Proxy Tabulator, P.O. Box 9122,
  shown below.  Follow the simple prompts         instructions that will be presented        Hingham, MA 02043-9717.
  that will be presented to you to record         to you to record your vote.
  your vote.
--------------------------------------------    ---------------------------------------    ----------------------------------------

                      NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                  ---------------------------------------------
                      USE THE CONTROL NUMBER BELOW TO VOTE
                    THIS PROXY CARD BY TELEPHONE OR INTERNET.
                      EACH PROXY CARD HAS ITS OWN CONTROL
                                     NUMBER.

                    **** CONTROL NUMBER: 999 999 999 999 ****
                  ---------------------------------------------


         o Please fold and detach card at perforation before mailing. o


PROXY CARD        PROXY SOLICITED BY THE BOARD OF DIRECTORS OF        PROXY CARD

                             AIM GLOBAL INCOME FUND

                 (A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                  o     PROXY MUST BE SIGNED AND DATED BELOW.

                                  Dated                      2003
                                        --------------------


                                  ----------------------------------------------



                                  ----------------------------------------------
                                         Signature(s) (if held jointly)

                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

   o PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o PLEASE DO NOT USE FINE POINT PENS.
                                                                             [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                     FOR   AGAINST   ABSTAIN
1.   To approve an Agreement and Plan of Reorganization that provides for the combination of AIM Global Income Fund, a portfolio of AIM International
     Funds, Inc., with AIM Income Fund, a portfolio of AIM Investment Securities     [ ]     [ ]        [ ]
     Funds.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

  -------------------                                             ------------------
   VOTE BY TELEPHONE                                               VOTE BY INTERNET
  -------------------                                             ------------------
  ------------------------------------------------------------    -------------------------------------------------------------
                      VOTING BY TELEPHONE                                                 VOTING BY INTERNET
  Follow these four easy steps:                                   Follow these four easy steps:
  1.  Read the accompanying Proxy Statement and Proxy             1.  Read the accompanying Proxy Statement and Proxy
      Card.                                                           Card.
  2.  Call the toll-free number                                   2.  Go to the Web site
      1-800-XXX-XXXX                                                  http://www.aiminvestments.com
  3.  Enter your 12-digit Control Number located on your          3.  Enter your 12-digit Control Number located on your
      Proxy Card above your name.                                     Proxy Card above your name.
  4.  Follow the recorded instructions.                           4.  Follow the instructions provided.
  ------------------------------------------------------------    -------------------------------------------------------------

  YOUR VOTE IS IMPORTANT!                                         YOUR VOTE IS IMPORTANT!
  Call 1-800-XXX-XXXX anytime!                                    Go to http://www.aiminvestments.com anytime!

     DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                 -----------------------------------------------
                         CONTROL NUMBER FOR TELEPHONE OR
                                    INTERNET.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                     ****CONTROL NUMBER: 999 999 999 999****
                 -----------------------------------------------

         o Please fold and detach card at perforation before mailing. o


PROXY CARD        PROXY SOLICITED BY THE BOARD OF DIRECTORS OF        PROXY CARD

                            AIM STRATEGIC INCOME FUND

                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    o     PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated                      2003
                                          --------------------

                                          Signature(s) (if held jointly)

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.



         o Please fold and detach card at perforation before mailing. o

   o PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o PLEASE DO NOT USE FINE POINT PENS.
                                                                 PLEASE MARK
                                                             [X] VOTE AS IN THIS
                                                                 EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                   FOR   AGAINST    ABSTAIN
     To approve an Agreement and Plan of Reorganization that provides for the      [ ]     [ ]        [ ]
     combination of AIM Strategic Income Fund, a portfolio of AIM Investment
     Funds, with AIM Income Fund, a portfolio of AIM Investment Securities
     Funds.

1.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.